Philadelphia Securities Association June 5, 2019 Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2018 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of unrealized mark-to-market changes and one-time charges, such as severance charges. The Company calculates "adjusted earnings” by adjusting reported (GAAP) earnings to exclude the impact of certain significant non-cash items, including the impact of unrealized MTM gains (losses), one-time charges such as severance charges, and any prior year tax savings retained by our regulated businesses as a result of current year regulatory authorizations.

Business Overview Current and Future Growth Opportunities 3

Chesapeake Utilities’ Energy Delivery Systems 4 Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida, Ohio Electric Distribution Florida Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Natural Gas Distribution Delaware, Maryland, Florida Mobile CNG Temporary Services and Combined Heat & Power Florida and Southeastern United States Natural Gas Marketing Delaware, Maryland, Florida and Pennsylvania Regulated Energy Unregulated Energy 79%* 21%* * Percentages of Identifiable Assets as of 12/31/18

Energy Delivery Growth Drivers Unregulated Regulated Fueling Our Growth Pipeline expansion projects Organic growth Pipeline replacement programs CGS Conversions Regulatory Initiatives Acquisitions Fueling Our Growth Acquisitions Organic growth and Rate design CHP Plants New offerings (AutoGas, etc.) Propane start-ups and CGS Mobile CNG and LNG

Eastern Shore Natural Gas Transmission Pipeline Infrastructure 6 KEY FACTS Miles of Pipeline 457 Delivery Points 96 Delivery Points within 16 Delivery Point Areas Compression 17,745 hp at 3 sites Daleville, PA 4 units, totaling 6,880 hp Delaware City, DE 6 units totaling 7,890 hp Bridgeville, DE 3 units totaling 2,975 hp Interconnects 4 Interconnects with 3 Upstream Pipelines Honey Brook, PA Texas Eastern Transmission Parkesburg, PA & Hockessin, DE Transcontinental Gas Pipeline Co. Daleville, PA Columbia Gas Transmission, LLC Total FT System Capacity Currently : 300,000 dts/day Eastern Shore 2017 System Expansion project substantially completed in 2018 Investment Amount $117 million Annual Margin $16.2 million in 2019 ($15.8 million each year thereafter)

Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative 7

8 Delmarva Natural Gas Distribution Organic Growth and Expansion Legacy Organic growth focused on Kent/New Castle Counties, DE Present Growth into eastern Sussex County, DE and Cecil County, MD Conversion of existing propane customers in Worcester County, MD Future Continued expansion in growth areas of our service territory Looking for expansion opportunities in other areas of the Peninsula 1 1 2 3 3 2 2

Sandpiper Energy Customer Conversions from Propane to Natural Gas 9 Approximately 8,500 customers have been converted (Berlin, West Ocean City, Ocean Pines, and Ocean City). A bay crossing from West Ocean City to Ocean City completed in 2017 Conversions in Ocean City continue during the months of September - May Conversions in Ocean Pines happen year round --- line = natural gas main --- line = propane main Berlin Ocean Pines Ocean City West Ocean City

Sharp Energy Growth Story and Geographic Focus Sharp continues to grow organically within existing territories as well as expand geographically, with a focus on markets on the western shore of MD (Anne Arundel County and Baltimore County) and Wilmington, DE (AutoGas and commercial focus) Expanding into Carroll County to support AutoGas and new home builder opportunities in the surrounding counties Added significantly to our customer base in PA with the Ohl acquisition Historic Service Territories (2001 – 2011) Current Service Territories (2018) 2001 2006 2011 Ohl Acquisition December 2018 10

Florida Business Unit Profile 11 Northwest Florida In-Service Q2 - 2018 New Smyrna Beach In-Service Q2 - 2018 Western Palm Peach County In-Service Q4 – 2018 to Q1 - 2020 Callahan Pipeline – Nassau County In-Service Q3 - 2020 Florida Pipeline Expansions $117 Million Investment $18.6 Million Annual Margin

Marlin Gas Services Significant Growth Potential 9 12 Mobile Compressed Natural Gas Delivery Solutions. Emergency response for pipeline and gas distribution systems Temporary service for planned maintenance or system upgrade outages Virtual pipeline delivery Transport of RNG from landfills or biogas producers to pipelines, vehicle fueling stations, end-users Deliveries for gas quality requirements and peaking services

Marlin Gas Services Q1 Results and 2019 Forecast 9 13 Growth Forecast 2020 Margins expected to be >$6.0M Additional trailers and compressors on order Offload regulators are being constructed Further territorial expansion into the Southeast, Mid-Atlantic, and Gulf Coast regions Negotiating utilization of CNG station in Delmarva Two additional CNG stations planned Probable expansion into LNG transportation 1st Quarter Results Growth is above proforma target 2019 forecast margin ($5.1M) exceeds budget Obtained additional trucks, trailers, and off load regulators to meet expected demand

Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives 14

Financial Update Our Commitment to Financial Discipline and Shareholder Value 15

Earnings and Dividends Twelve Years of Superior Growth 16 *Adjusted Non-GAAP EPS of $2.89 excludes TCJA Impact We have generated strong earnings growth, which has enabled us to grow our recent dividends faster than our peers.

Continuing to Build for the Future Capital Expenditures 17 We have invested $1.37 billion in capital expenditures from 2009 to 2018 (ten year period) which has propelled our growth. $ in thousands 2019 Forecasted Capital Expenditures $66,787 Natural Gas Transmission 70,092 Natural Gas and Electric Distribution 21,631 Unregulated Energy 9,705 Corporate / Other $168,215 Total Forecasted Capital Expenditures

Capital Projects – High Return / High Investment Peer ROE vs. Capital Expenditures (January 2016 – December 2018) 18

Looking Forward 19

Chesapeake Utilities Commitment Sustainability and ESG 2018 Air Quality Awareness Champion Green Globes Certificate Energy Lane Facility CNG Vehicle Fuel Marlin Gas Services Eight Flags Combined Heat and Power Plant Sharp AutoGas 20

Corporate Culture Corporate Governance 2018 Best North American Utility for Corporate Governance Connecting with our Customers and Communities Chesapeake Utilities recognizes that customers expect safe, efficient and reliable service , as well as enhanced business connection options, more convenience and and modern solutions. In 2018 Chesapeake employees volunteered over 3,900 hours making personal connections and having a significant impact where we live, work and serve. Employee-Centric Seven years in row being recognized as a Top Workplace Combination of Strategic Focus, Engaged Employees and Innovation 21

Market Capitalization Increased Performance is Driving Increased Value 22 19% Annual Growth In Market Capitalization Market Capitalization has doubled in less than five years Current Market Capitalization of $1.489 billion CPK Stock Price of $90.78 per share as of May 31, 2019 $10,000 invested in CPK as of January 1, 2014 would have a value of $25,184 with dividends reinvested through May 31, 2019

Total Shareholder Return (TSR) Comparison to Broader Market – S&P 500 Companies and Peer Group Comparison 23 Source: Bloomberg Chesapeake is driven to increase shareholder value…. Our compound annual return has exceeded 15% for all periods shown through May 31, 2019. Chesapeake exceeded the peer group 75th percentile over the long term.

Chesapeake Utilities Corporation Expect Growth Well Above Industry Average Earnings per Share 24 Capital Expenditures We target EPS Growth to be 7.75% to 9.5% over 5 years * * 2017 Adjusted Non-GAAP EPS of $2.89 (Excludes TCJA) Earnings per Share 2019 - 2022

$1.7 billion in assets - 79% regulated and 21% in unregulated complementary businesses Strong balance sheet and high retention rate for reinvestment $1.5 billion market capitalization Focused on safety, reliability and customer service Commitment to Sustainability and ESG CAGR in EPS of 8.8% (5 years) and 10.1% (10 years) Total shareholder return of 15% or higher for all periods through 5/31/19 5 Year dividend growth of 8.4% (9.5% increase in 2019) Proven ability to identify profitable growth opportunities $283 M in capital spending for 2018 $168M plus in capital spending budgeted for 2019 $750M to $1 billion in targeted spending (2018-2022) 7.75% to 9.50% CAGR target for Earnings per Share (2018-2022) Superior Performance Strong Foundation Energized Engaged Employees Positioned for Continued Growth 25 Investment Performance

Celebrating 25 Years on NYSE! Market Capitalization Growth! $45 million to $1.5 billion 33 X Market Capitalization Growth

Appendix

Reconciliation of GAAP to Adjusted Earnings First Quarter 2019 28 2019 is off to a great start (whether measured from a GAAP or non-GAAP basis)

Capital Capacity Has Supported Our Growth Total Capitalization has More Than Doubled in Five Years 29 Equity/Permanent Capitalization 65.5% 70.6% 76.5% 71.1% 62.1% 65.5% Equity/Total Capitalization 54.0% 51.9% 55.4% 51.5% 45.4% 46.2% $556,148 $689,692 $805,010 $944,079 $1,177,559 Target Equity to Total Capitalization Ratio of 50% - 60% During 2019, we will fund a committed $100 million note due in 2039 at 3.98%. We expect to refinance with permanent capital the $60 million intermediate term notes due in 2020 – which are currently included in current portion of long-term debt. We are reviewing our capital structure and financing plans for debt and equity in conjunction with the timing of our capital spending and in-service dates for growth projects. We expect to migrate back closer to our target structure as we move through the latter part of this year and into 2020. Excluding $60 MM 2020 Term Notes Equity to Total Capitalization equals 49% $1,140,852 $260,390 * Short-term debt includes current portion of long-tem debt

Significant Regulatory Initiatives Recent Developments and Currently Planned Filings 9 30 Florida - FPU TCJA – Natural Gas (non-GRIP) (CFG and FPU) Company retains benefit: $1.3MM reserve reversal in Q1; annual benefit = $1.9MM TCJA – Natural Gas (GRIP) Customer rates were adjusted through annual rate mechanisms with the ADIT regulatory liability to also be an annual rate adjustment TCJA – Electric Return tax savings to customers through lower fuel costs and storm reserve recovery Electric Storm Reserve In March 2019 Florida PSC approved recovery of $428,000 incurred costs and $1.5MM for storm reserve replenishment to be collected in rates from April 2019 – March 2021 Hurricane Michael Response We plan to file for cost recovery some time during the second/third quarter of 2019 Delaware- DNG TCJA Customer rates adjusted March 2019; customer credits to be issued in 2nd quarter 2019 Weather Normalization Filed in January 2019; under review with a decision expected by December 2019 FERC - ESNG Del Mar Energy Pathway Project Environmental assessment issued; final approval by FERC expected by the third quarter 2019 Note: Maryland PSC and FERC finalized TCJA treatment in 2018 Chesapeake’s Business Units approach their Regulatory Proceedings with innovative solutions and initiatives.

Peninsula Pipeline Northwest Florida Expansion 31 PPC 12” transmission project to serve CFG Escambia County, Florida expansion. Anchor loads: City of Pensacola and Ascend Performance Materials. 115,500 dt/day capacity.; 105,500 dt/day under contract. $44.3M total capital. $6.5M annual margin. 16% IRR. In-service Q2 -2018

Peninsula Pipeline New Smyrna Beach Pipeline 32 PPC project to serve FPU. Increased pressure and volume for FPU growing distribution system. Resolved a pipeline integrity issue with former FGT lateral acquired by FPU in 2011. $9M investment. $1.4M annual margin. In-service Q4 - 2018

Peninsula Pipeline Western Palm Beach County Expansion 33 Four PPC projects to serve FPU distribution expansions in PBC. Resolves a pipeline integrity issue with former FGT lateral acquired by FPU in 2011. $30M total investment. $4.7M annual margin. Fully In-service – Q1 - 2020 Western Palm Beach County expansion partially in-service in December 2018 - Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Fully in-service 2020 with annual margin of $4.7 million

Callahan Pipeline – PPC Expansion Project
Nassau County, Florida

Project Overview

- Joint intrastate transmission project between Peninsula Pipeline Company and Seacoast Gas Transmission (an EMERA Affiliate) in Nassau County, Florida.
- Investment and ownership would be split 50/50.
- Peninsula Pipeline will operate the pipeline.
- Interconnects to the SONAT interstate system in western Nassau County and terminates into the existing Peninsula Pipeline – Peoples Gas jointly-owned pipeline.
- Current gas flow from Duval County north into Nassau County would be reversed.
- The new pipeline would serve growing demand in both Nassau and Duval counties.

Project Description

- 26 mile, 16” pipeline
- Initial capacity: 148,248 dt/day
- SONAT pipeline operates up to 1,200 psig; potential opportunity for future pressure and capacity increase.
- Majority of the pipeline is in public right-of-way. Three sections require easements, across FPL, WestRock, and Rayonier property. The Rayonier easement avoids the existing roadway construction on SR 200.
- Peninsula Pipeline investment totals $34M.
- Annual margin $6.0M.
- In-service Q3 2020.

A STRONG foundation FOR GROWTH

34

CHESAPEAKE UTILITIES CORPORATION

Callahan Pipeline Nassau County, Florida 35

Jeff Householder President & CEO jhouseholder@chpk.com Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary and Chief Policy & Risk Officer jmoriarty@chpk.com Tom Mahn Vice President and Treasurer tmahn@chpk.com